Exhibit 99.1

News Release

Contact:
William L. Prater	Will Fisackerly
Treasurer and	First Vice President and
Chief Financial Officer	Director of Investor Relations
662/680-2000	662/680-2475

BancorpSouth Announces Second Quarter 2012 Earnings of

$20.6 Million or $0.22 per Diluted Share

TUPELO, Miss., July 23, 2012/PRNewswire-FirstCall via COMTEX/ — BancorpSouth, Inc. (NYSE: BXS) today announced financial results for the quarter ended June 30, 2012.

Highlights for the second quarter of 2012 included:

•	Net income of $20.6 million, or $0.22 per diluted share, despite a negative pre-tax mortgage servicing rights (“MSR”) valuation adjustment of $3.8 million.

•	Other real estate owned (“OREO”) sales of $26.2 million, which contributed to a 14.4 percent decline in OREO and a 9.4 percent reduction in total non-performing assets (“NPAs”).

•	A decrease of $79.6 million, or 12.5%, in substandard classified loans.

•	Reduction in net charge-offs to $11.9 million, which included recoveries of $10.0 million of previously charged off loans.

•	Generated mortgage production of $444.1 million, which contributed to mortgage lending revenue of $14.9 million, excluding the MSR valuation adjustment.

•	Maintained a stable net interest margin at 3.65 percent.

•	Announced the acquisition of the assets of The Securance Group, Inc., which will allow us to expand our insurance offerings into new markets within the Alabama portion of our footprint.

“We are pleased to report results that reflect another successful quarter in terms of improving profitability and asset quality,” remarked Aubrey Patterson, Chairman and Chief Executive Officer of BancorpSouth. “Earnings for the quarter reflect continued decreases in credit costs as non-performing loans (“NPLs”), classified asset totals, and other credit quality metrics, including

Box 789 • Tupelo, MS 38802-0789 • (662) 680-2000

is a financial holding company.

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BXS Announces Second Quarter Results

July 23, 2012

recoveries of previously charged off loans, continue to improve. In addition, we were pleased with the results of disposition efforts related to our other real estate owned, which resulted in a significant decline in the balance of these properties during the quarter.”

The Company reported net income of $20.6 million, or $0.22 per diluted share, for the second quarter of 2012 compared with net income of $12.8 million, or $0.15 per diluted share, for the second quarter of 2011 and net income of $22.9 million, or $0.25 per diluted share, for the first quarter of 2012. The Company reported net income for the first six months of 2012 of $43.5 million, or $0.47 per diluted share, compared with $12.3 million, or $0.15 per diluted share, for the first half of 2011.

Earnings for the quarter benefited from a reduction in the provision for credit losses to $6.0 million compared to $32.2 million for the second quarter of 2011 and $10.0 million for the first quarter of 2012. NPLs declined $18.3 million, or 6.4 percent, during the second quarter of 2012 to $266.9 million compared with $285.2 million at March 31, 2012 and declined $112.9 million, or 29.7 percent, from $379.8 million at June 30, 2011. In addition, gross nonaccrual loan formation was $41.1 million for the second quarter of 2012 compared to $50.4 million for the second quarter of 2011 and $40.4 million for the first quarter of 2012. Total loans 30 to 89 days past due decreased during the second quarter of 2012 to $28.6 million at June 30, 2012 from $29.0 million at March 31, 2012. Net charge-offs decreased $11.4 million, or 48.9 percent, to $11.9 million for the second quarter of 2012 compared with $23.3 million for the first quarter of 2012. Net charge-offs during the second quarter of 2012 included $8.4 million of charge-offs of loans which had been identified and reported as impaired and were reserved for in previous quarters.

Patterson added, “Our noninterest revenue lines of business produced another solid quarter and continue to contribute almost 40 percent of our total revenues. Our mortgage business generated $444.1 million of production during the quarter and contributed $14.9 million of revenue, excluding a negative MSR valuation adjustment of $3.8 million. Insurance commissions accounted for $23.0 million of noninterest revenue, consistent with both the second quarter of 2011 and the first quarter of 2012.”

Net Interest Revenue

Net interest revenue was $104.7 million for the second quarter of 2012, a decrease of 4.7 percent from $109.9 million for the second quarter of 2011 and a decrease of 0.8 percent from $105.6 million for the first quarter of 2012. The fully taxable equivalent net interest margin was 3.65 percent for the second quarter of 2012 compared with 3.71 percent for the second quarter of 2011 and 3.66 percent for the first quarter of 2012.

Asset, Deposit and Loan Activity

Total assets were $13.1 billion at June 30, 2012 compared with $13.4 billion at June 30, 2011. Total deposits were $11.0 billion at June 30, 2012, a decrease of 3.1 percent from $11.3 billion at June 30, 2011. Loans and leases, net of unearned income, were $8.7 billion at June 30, 2012, a decrease of 5.2 percent from $9.2 billion at June 30, 2011.

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BXS Announces Second Quarter Results

July 23, 2012

The construction, acquisition, and development (“CAD”) loan portfolio, which decreased $225.7 million, or 21.3 percent, from June 30, 2011 to June 30, 2012, accounted for almost half of the decline in net loans and leases over the same time period. Despite the year-over-year decreases, loans and leases, net of unearned income, were flat compared to $8.7 billion at March 31, 2012. Patterson added, “We were pleased with loan production efforts during the quarter as we were able to replace strategic runoff of non-performing and certain criticized credits as well as all other normal runoff with new loans. We were particularly pleased with production in our commercial and industrial portfolio, which yielded an increase of almost $56 million in total outstanding loans in this category during the quarter.”

Time deposits, which decreased $548.5 million, or 16.5 percent at June 30, 2012 compared to June 30, 2011, were offset partially by significant growth in noninterest bearing demand deposits, which increased $215.4 million, or 10.3 percent, over the period. Additionally, savings deposits increased $138.3 million, or 14.6 percent, while interest bearing demand deposits decreased $157.3 million, or 3.2 percent, over the same period. As of June 30, 2012, approximately $1.1 billion of time deposits were scheduled to mature during the following two quarters at a weighted average rate of 0.89 percent.

Provision for Credit Losses and Allowance for Credit Losses

For the second quarter of 2012, the provision for credit losses was $6.0 million, compared with $32.2 million for the second quarter of 2011 and $10.0 million for the first quarter of 2012. Net charge-offs for the second quarter of 2012 were $11.9 million, compared with $32.9 million for the second quarter of 2011 and $23.3 million for the first quarter of 2012. Recoveries increased to $10.0 million for the second quarter of 2012, compared with $3.3 million for the second quarter of 2011 and $5.5 million for the first quarter of 2012. Annualized net charge-offs were 0.55 percent of average loans and leases for the second quarter of 2012, compared with 1.42 percent for the second quarter of 2011 and 1.06 percent for the first quarter of 2012.

NPLs were $266.9 million, or 3.06 percent of net loans and leases, at June 30, 2012 compared with $379.8 million, or 4.12 percent of net loans and leases, at June 30, 2011 and $285.2 million, or 3.26 percent of net loans and leases, at March 31, 2012. The allowance for credit losses was $175.8 million, or 2.01 percent of net loans and leases, at June 30, 2012 compared with $197.6 million, or 2.14 percent of net loans and leases, at June 30, 2011 and $181.8 million, or 2.08 percent of net loans and leases, at March 31, 2012.

NPLs at June 30, 2012 consisted primarily of $240.2 million of nonaccrual loans, compared with $253.2 million of nonaccrual loans at March 31, 2012. Included in the reduction of nonaccrual loans during the second quarter of 2012 were payments received on nonaccrual loans of $27.1 million, compared with payments received on such loans of $20.6 million during the first quarter of 2012. NPLs at June 30, 2012 also included $1.6 million of loans 90 days or more past due and still accruing, compared with $1.7 million at March 31, 2012, and included restructured loans still accruing of $25.1 million at June 30, 2012, compared with $30.3 million at March 31, 2012. Loans and leases 30 to 89 days past due were $28.6 million at June 30, 2012 compared with $29.0 million at March 31, 2012.

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BXS Announces Second Quarter Results

July 23, 2012

At June 30, 2012, $66.4 million of NPLs were residential CAD loans, $43.8 million were other CAD loans, $52.0 million were commercial real estate loans and $39.4 million were consumer mortgages. NPLs from all other loan types totaled $65.3 million at June 30, 2012. Included in nonaccrual loans at June 30, 2012 were $132.7 million of loans, or 55.2 percent of total nonaccrual loans, that were paying as agreed, compared with $137.5 million, or 54.3 percent, at the end of the first quarter of 2012. These loans were generally placed on nonaccrual status because the collateral values were less than the outstanding balances, and because of uncertainty as to whether the borrowers possessed adequate liquidity or will be able to generate sufficient cash flow to satisfy the debt given the short-fall in collateral values. Such loans are generally deemed to be impaired, with a specific reserve established for the difference in the balance owed and the disposition value of the collateral.

At the end of the second quarter, 83.4 percent of nonaccrual loans were determined to be collateral dependent, and after write-downs and specific reserves, the remaining book balance of these loans was 67.9 percent of the unpaid principal balance. At June 30, 2012, coverage of unimpaired nonaccrual loans by the nonspecified allowance for credit losses was 381 percent and coverage of unimpaired NPLs by the nonspecified allowance for credit losses was 228 percent.

OREO decreased $24.2 million to $143.6 million during the second quarter of 2012 from $167.8 million at March 31, 2012. This net decrease reflected $6.9 million added through foreclosure, offset by sales of other real estate owned of $26.2 million. OREO sales were $11.8 million for the first quarter of 2012. Write-downs in the value of existing properties were $4.9 million for the second quarter of 2012 compared to $5.0 million for the first quarter of 2012. Sales of OREO during the second quarter of 2012 resulted in a net loss of $2.7 million compared to a net loss of $0.8 million for the first quarter of 2012. At June 30, 2012, OREO was carried at 51.0 percent of the aggregate loan balances at the time of foreclosure, compared with 52.4 percent at March 31, 2012.

Noninterest Revenue

Noninterest revenue was $66.5 million for the second quarter of 2012, compared with $75.1 million for the second quarter of 2011 and $72.4 million for the first quarter of 2012. These results included negative MSR valuation adjustments of $3.8 million for both the second quarters of 2012 and 2011 and a positive MSR valuation adjustment of $3.7 million for the first quarter of 2012. Additionally, noninterest revenue for the second quarter of 2011 included $10.0 million of net securities gains, while net securities gains for the first two quarters of 2012 were not material.

Excluding the MSR valuation adjustments, net mortgage lending revenue was $14.9 million for the second quarter of 2012, compared with $5.8 million for the second quarter of 2011 and $11.4 million for the first quarter of 2012. Mortgage origination volume for the second quarter of 2012 was $444.1 million, compared with $245.3 million for the second quarter of 2011 and $395.1 million for the first quarter of 2012.

Credit and debit card fee revenue was $7.8 million for the second quarter of 2012, compared with $11.3 million for the second quarter of 2011 and $7.5 million for the first quarter of 2012.

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BXS Announces Second Quarter Results

July 23, 2012

Service charge revenue was $13.7 million for the second quarter of 2012, compared with $16.6 million for the second quarter of 2011 and $15.1 million for the first quarter of 2012. Insurance commission revenue was $23.0 million for the second quarter of 2012, compared with $22.9 million for the second quarter of 2011 and $23.2 million for the first quarter of 2012.

Noninterest Expense

Noninterest expense for the second quarter of 2012 was $136.5 million, compared with $137.1 million for the second quarter of 2011 and $135.7 million for the first quarter of 2012. Results for the second quarter of 2011 included a one-time prepayment penalty of $9.8 million related to the early repayment of $75.0 million of Federal Home Loan Bank advances. Salaries and employee benefits expense increased to $77.7 million for the second quarter of 2012 from $70.1 million for the second quarter of 2011 and $74.9 million for the first quarter of 2012. Foreclosed property expense increased to $10.2 million for the second quarter of 2012 from $3.8 million for the second quarter of 2011 and $8.4 million for the first quarter of 2012. Deposit insurance assessments declined to $4.0 million for the second quarter of 2012 from $6.4 million for the second quarter of 2011 and $5.4 million for the first quarter of 2012.

Capital Management

BancorpSouth remains a “well capitalized” financial holding company, as defined by federal regulations, with Tier 1 risk-based capital of 13.41 percent at June 30, 2012 and total risk based capital of 14.66 percent, compared with required minimum levels of 6 percent and 10 percent, respectively, for “well capitalized” classification. The Company’s equity capitalization is 100 percent common stock. BancorpSouth’s ratio of shareholders’ equity to assets increased to 10.79 percent at June 30, 2012, compared with 9.33 percent at June 30, 2011 and 10.46 percent at March 31, 2012. The ratio of tangible shareholders’ equity to tangible assets increased to 8.80 percent at June 30, 2012, compared with 7.32 percent at June 30, 2011 and 8.49 percent at March 31, 2012.

Summary

Patterson concluded, “Our second quarter results reflect meaningful profitability improvement, achieved through consistent and successful efforts to improve asset quality as well as continued strong performance from our noninterest lines of business. We are pleased with progress made in many of our credit quality metrics, but our OREO disposition results are particularly encouraging. Total OREO dispositions for the quarter represent the highest level achieved during this credit cycle and are reflective of the success of our disposition efforts.

“Our noninterest lines of business continue to contribute a very significant portion of our total revenues and have become increasingly important given margin pressures and subdued loan demand. The Company has demonstrated a commitment to continue to grow these lines of business, particularly insurance and mortgage, both organically and through strategic acquisitions. The recently announced acquisition of the assets of The Securance Group further demonstrates this commitment and will allow us to expand our insurance offerings into new markets and continue to grow revenue. We believe that BancorpSouth is well positioned to achieve long-term growth and continue to increase shareholder value.”

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BXS Announces Second Quarter Results

July 23, 2012

Conference Call

BancorpSouth will conduct a conference call to discuss its second quarter 2012 results on July 24, 2012, at 10:00 a.m. (Central Time). Investors may listen via the Internet by accessing BancorpSouth’s website at http://www.bancorpsouth.com. A replay of the conference call will be available at BancorpSouth’s website for at least two weeks following the call.

Forward-Looking Statements

Certain statements contained in this news release may not be based on historical facts and are “forward-looking statements” within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended. These forward-looking statements may be identified by their reference to a future period or periods or by the use of forward-looking terminology such as “anticipate,” “believe,” “estimate,” “expect,” “may,” “might,” “will,” “would,” “could” or “intend.” These forward-looking statements include, without limitation, statements relating to the impact of the acquisition of the assets of The Securance Group, Inc. on our market presence, our ability to achieve long-term growth and increased shareholder value, and our use of non-GAAP financial measures.

We caution you not to place undue reliance on the forward-looking statements contained in this news release in that actual results could differ materially from those indicated in such forward-looking statements because of a variety of factors. These factors may include, but are not limited to, conditions in the financial markets and economic conditions generally, the ongoing debt crisis and the downgrade of the sovereign credit ratings for various nations, the adequacy of the Company’s provision and allowance for credit losses to cover actual credit losses, the credit risk associated with real estate construction, acquisition and development loans, losses resulting from the significant amount of the Company’s other real estate owned, limitations on the Company’s ability to declare and pay dividends, the impact of legal or administrative proceedings, the availability of capital on favorable terms if and when needed, liquidity risk, governmental regulation, including the Dodd Frank Act, supervision of the Company’s operations, the impact of regulations on service charges on the Company’s core deposit accounts, the susceptibility of the Company’s business to local economic conditions, the soundness of other financial institutions, changes in interest rates, the impact of monetary policies and economic factors on the Company’s ability to attract deposits or make loans, volatility in capital and credit markets, reputational risk, the impact of hurricanes or other adverse weather events, any requirement that the Company write down goodwill or other intangible assets, diversification in the types of financial services the Company offers, competition with other financial services companies, risks in connection with completed or potential acquisitions, the Company’s growth strategy, interruptions or breaches in the Company’s information system security, the failure of certain third party vendors to perform, dilution caused by the Company’s issuance of any additional shares of its common stock to raise capital or acquire other banks, bank holding companies, financial holding companies and insurance agencies, the effectiveness of the Company’s internal controls, other factors generally understood to affect the financial results of financial services companies and other factors detailed from time to time in the Company’s press releases and filings with the Securities and Exchange Commission.

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BXS Announces Second Quarter Results

July 23, 2012

BancorpSouth, Inc. is a financial holding company headquartered in Tupelo, Mississippi, with $13.1 billion in assets. BancorpSouth Bank, a wholly-owned subsidiary of BancorpSouth, Inc., operates 293 commercial banking, mortgage, insurance, trust and broker/dealer locations in Alabama, Arkansas, Florida, Louisiana, Mississippi, Missouri and Tennessee, including an insurance location in Illinois.

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BXS Announces Second Quarter Results

July 23, 2012

BancorpSouth, Inc.

Selected Financial Data

	Three Months Ended June 30,			Six Months Ended June 30,
	2012		2011	2012		2011
(Dollars in thousands, except per share amounts)
Earnings Summary:
Net interest revenue	$104,741		$109,912	$210,351		$219,349
Provision for credit losses	6,000		32,240	16,000		85,719
Noninterest revenue	66,468		75,144	138,828		143,455
Noninterest expense	136,506		137,069	272,186		267,079

Income before income taxes	28,703		15,747	60,993		10,006
Income tax provision (benefit)	8,079		2,921	17,503		(2,326)

Net income	$20,624		$12,826	$43,490		$12,332

Earnings per share: Basic	$0.22		$0.15	$0.47		$0.15

Diluted	$0.22		$0.15	$0.47		$0.15

Balance sheet data at June 30:
Total assets				$13,147,818		$13,367,050
Total earning assets				11,906,818		12,150,240
Loans and leases, net of unearned income				8,732,395		9,214,553
Allowance for credit losses				175,847		197,627
Total deposits				10,956,337		11,308,463
Common shareholders’ equity				1,418,311		1,246,703
Book value per share				15.02		14.93

Average balance sheet data:
Total assets	$13,018,231		$13,365,560	$13,053,294		$13,452,183
Total earning assets	11,908,423		12,227,751	11,936,572		12,310,799
Loans and leases, net of unearned interest	8,735,225		9,249,127	8,763,383		9,274,415
Total deposits	10,908,919		11,355,871	10,976,435		11,426,363
Common shareholders’ equity	1,403,733		1,222,281	1,383,721		1,220,851

Non-performing assets at June 30:
Non-accrual loans and leases				$240,246		$331,076
Loans and leases 90+ days past due, still accruing				1,632		3,980
Restructured loans and leases, still accruing				25,071		44,786
Other real estate owned				143,615		151,204

Total non-performing assets				410,564		531,046

Net charge-offs as a percentage of average loans (annualized)	0.55%		1.42%	0.80%		1.83%

Performance ratios (annualized):
Return on average assets	0.64%		0.38%	0.67%		0.18%
Return on common equity	5.91%		4.21%	6.32%		2.04%
Total shareholders’ equity to total assets				10.79%		9.33%
Tangible shareholders’ equity to tangible assets				8.80%		7.32%
Net interest margin	3.65%		3.71%	3.65%		3.70%

Average shares outstanding - basic	94,436,277		83,453,580	93,081,900		83,451,257
Average shares outstanding - diluted	94,541,381		83,513,889	93,155,622		83,510,598
Cash dividends per share	$0.01		$0.01	$0.02		$0.12

Tier I capital	13.41	%(1)	10.82%	13.41	%(1)	10.82%
Total capital	14.66	%(1)	12.08%	14.66	%(1)	12.08%
Tier I leverage capital	10.07	%(1)	8.22%	10.07	%(1)	8.22%

(1)	Estimated as of earnings release date

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BXS Announces Second Quarter Results

July 23, 2012

BancorpSouth, Inc.

Consolidated Balance Sheets

(Unaudited)

	Jun-12	Mar-12	Dec-11	Sep-11	Jun-11
	(Dollars in thousands)
Assets
Cash and due from banks	$224,084	$184,441	$195,681	$161,876	$166,761
Interest bearing deposits with other banks	603,458	665,675	303,663	338,250	304,344
Available-for-sale securities, at fair value	2,462,831	2,573,535	2,513,518	2,481,555	2,560,824
Loans and leases	8,771,642	8,777,538	8,911,258	9,096,928	9,255,879
Less: Unearned income	39,247	39,615	40,947	41,023	41,326
Allowance for credit losses	175,847	181,777	195,118	199,686	197,627

Net loans and leases	8,556,548	8,556,146	8,675,193	8,856,219	9,016,926
Loans held for sale	108,134	110,294	83,458	100,687	70,519
Premises and equipment, net	320,419	321,720	323,383	323,285	328,075
Accrued interest receivable	47,358	50,008	51,266	53,338	55,525
Goodwill	271,297	271,297	271,297	271,297	271,297
Bank owned life insurance	202,620	202,698	200,085	197,945	197,028
Other real estate owned	143,615	167,808	173,805	162,686	151,204
Other assets	207,454	203,950	204,502	251,380	244,547

Total Assets	$13,147,818	$13,307,572	$12,995,851	$13,198,518	$13,367,050

Liabilities
Deposits:
Demand: Noninterest bearing	$2,312,044	$2,260,012	$2,269,799	$2,198,535	$2,096,655
Interest bearing	4,782,243	4,897,585	4,706,825	4,736,858	4,939,553
Savings	1,083,255	1,067,256	991,702	968,277	944,993
Other time	2,778,795	2,857,469	2,986,863	3,159,563	3,327,262

Total deposits	10,956,337	11,082,322	10,955,189	11,063,233	11,308,463
Federal funds purchased and securities sold under agreement to repurchase	361,990	401,089	373,933	449,501	426,097
Short-term Federal Home Loan Bank borrowings and other short-term borrowing	1,500	1,500	1,500	1,500	703
Accrued interest payable	7,161	7,652	8,644	10,017	11,348
Junior subordinated debt securities	160,312	160,312	160,312	160,312	160,312
Long-term Federal Home Loan Bank borrowings	33,500	33,500	33,500	33,500	35,000
Other liabilities	208,707	228,998	199,861	213,702	178,424

Total Liabilities	11,729,507	11,915,373	11,732,939	11,931,765	12,120,347
Shareholders’ Equity
Common stock	236,091	236,090	208,709	208,722	208,722
Capital surplus	310,388	309,426	227,567	227,006	226,362
Accumulated other comprehensive income (loss)	1,334	(4,136)	(2,261)	14,595	6,289
Retained earnings	870,498	850,819	828,897	816,430	805,330

Total Shareholders’ Equity	1,418,311	1,392,199	1,262,912	1,266,753	1,246,703

Total Liabilities & Shareholders’ Equity	$13,147,818	$13,307,572	$12,995,851	$13,198,518	$13,367,050

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BXS Announces Second Quarter Results

July 23, 2012

BancorpSouth, Inc.

Consolidated Average Balance Sheets

(Unaudited)

	Jun-12	Mar-12	Dec-11	Sep-11	Jun-11
	(Dollars in thousands)
Assets
Cash and due from banks	$152,907	$160,827	$151,004	$148,409	$151,194
Interest bearing deposits with other banks	574,624	603,714	384,231	309,146	187,901
Held-to-maturity securities, at amortized cost	—	—	—	—	1,097,562
Available-for-sale securities, at fair value	2,520,932	2,507,941	2,509,943	2,529,482	1,609,720
Federal funds sold and securities purchased under agreement to resell	—	274	2,174	—	38,736
Loans and leases	8,774,767	8,832,104	8,995,035	9,179,730	9,291,434
Less: Unearned income	39,542	40,562	40,806	41,316	42,307
Allowance for credit losses	185,209	202,158	208,005	205,209	212,968

Net loans and leases	8,550,016	8,589,384	8,746,224	8,933,205	9,036,159
Loans held for sale	77,642	61,250	67,781	62,025	44,704
Premises and equipment, net	320,731	322,641	322,544	326,800	328,829
Accrued interest receivable	45,494	47,512	49,256	53,122	54,570
Goodwill	271,297	271,297	271,297	271,297	271,297
Bank owned life insurance	12,679	11,204	14,558	14,642	14,189
Other real estate owned	155,471	170,924	164,841	152,052	138,827
Other assets	336,438	341,390	362,926	374,475	391,872

Total Assets	$13,018,231	$13,088,358	$13,046,779	$13,174,655	$13,365,560

Liabilities
Deposits:
Demand: Noninterest bearing	$2,248,914	$2,139,371	$2,248,904	$2,147,707	$2,018,197
Interest bearing	4,769,340	4,960,060	4,714,059	4,789,462	4,977,764
Savings	1,074,912	1,027,611	975,892	957,871	941,169
Other time	2,815,753	2,916,910	3,078,376	3,246,332	3,418,741

Total deposits	10,908,919	11,043,952	11,017,231	11,141,372	11,355,871
Federal funds purchased and securities sold under agreement to repurchase	374,982	358,124	430,968	457,640	423,949
Short-term Federal Home Loan Bank borrowings and other short-term borrowing	1,500	1,500	1,500	486	1,641
Accrued interest payable	8,605	9,392	10,617	12,108	13,558
Junior subordinated debt securities	160,312	160,312	160,312	160,312	160,312
Long-term Federal Home Loan Bank borrowings	33,500	33,500	33,500	34,984	89,395
Other liabilities	126,680	117,869	123,746	115,938	98,553

Total Liabilities	11,614,498	11,724,649	11,777,874	11,922,840	12,143,279
Shareholders’ Equity
Common stock	236,091	231,276	208,722	208,722	208,715
Capital surplus	309,634	294,973	227,201	226,582	225,912
Accumulated other comprehensive income (loss)	(4,020)	(2,269)	8,927	6,379	(10,040)
Retained earnings	862,028	839,729	824,055	810,132	797,694

Total Shareholders’ Equity	1,403,733	1,363,709	1,268,905	1,251,815	1,222,281

Total Liabilities & Shareholders’ Equity	$13,018,231	$13,088,358	$13,046,779	$13,174,655	$13,365,560

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BXS Announces Second Quarter Results

July 23, 2012

BancorpSouth, Inc.

Consolidated Condensed Statements of Income

(Dollars in thousands, except per share data)

(Unaudited)

	Quarter Ended					Year To Date
	Jun-12	Mar-12	Dec-11	Sep-11	Jun-11	Jun-12	Jun-11
INTEREST REVENUE:
Loans and leases	$107,737	$109,012	$112,566	$114,260	$116,892	$216,749	$234,250
Deposits with other banks	382	401	252	203	124	783	246
Federal funds sold and securities purchased under agreement to resell	1	—	1	—	35	1	166
Held-to-maturity securities:
Taxable	—	—	—	—	5,066	—	13,080
Tax-exempt	—	—	—	—	2,291	—	5,638
Available-for-sale securities:
Taxable	10,188	11,162	11,781	13,172	10,451	21,350	19,036
Tax-exempt	4,210	4,256	4,158	4,130	1,871	8,466	2,695
Loans held for sale	686	544	635	632	505	1,230	952

Total interest revenue	123,204	125,375	129,393	132,397	137,235	248,579	276,063

INTEREST EXPENSE:
Interest bearing demand	4,185	4,449	4,737	5,324	6,039	8,634	12,585
Savings	691	714	747	828	810	1,405	1,636
Other time	10,275	11,291	13,104	14,837	16,285	21,566	33,768
Federal funds purchased and securities sold under agreement to repurchase	66	63	76	95	135	129	287
FHLB borrowings	366	367	367	375	1,194	733	2,717
Junior subordinated debt	2,879	2,879	2,871	2,861	2,860	5,758	5,719
Other	1	2	2	2	—	3	2

Total interest expense	18,463	19,765	21,904	24,322	27,323	38,228	56,714

Net interest revenue	104,741	105,610	107,489	108,075	109,912	210,351	219,349
Provision for credit losses	6,000	10,000	19,250	25,112	32,240	16,000	85,719

Net interest revenue, after provision for credit losses	98,741	95,610	88,239	82,963	77,672	194,351	133,630

NONINTEREST REVENUE:
Mortgage lending	11,040	15,142	8,928	(1,443)	2,003	26,182	9,584
Credit card, debit card and merchant fees	7,787	7,523	7,783	12,981	11,263	15,310	21,609
Service charges	13,697	15,116	17,412	17,334	16,556	28,813	31,924
Trust income	3,139	2,282	3,348	2,854	2,850	5,421	5,984
Security gains, net	177	74	18	2,047	10,045	251	10,062
Insurance commissions	22,964	23,153	19,416	22,012	22,941	46,117	45,490
Other	7,664	9,070	8,430	6,270	9,486	16,734	18,802

Total noninterest revenue	66,468	72,360	65,335	62,055	75,144	138,828	143,455

NONINTEREST EXPENSE:
Salaries and employee benefits	77,661	74,931	70,512	71,851	70,142	152,592	140,517
Occupancy, net of rental income	10,487	10,066	10,315	11,144	10,232	20,553	20,903
Equipment	5,124	5,333	5,108	5,346	5,595	10,457	11,253
Deposit insurance assessments	3,994	5,383	5,674	3,781	6,436	9,377	11,861
Prepayment penalty on FHLB borrowings	—	—	—	—	9,778	—	9,778
Other	39,240	39,967	44,247	38,576	34,886	79,207	72,767

Total noninterest expenses	136,506	135,680	135,856	130,698	137,069	272,186	267,079

Income before income taxes	28,703	32,290	17,718	14,320	15,747	60,993	10,006
Income tax expense (benefit)	8,079	9,424	4,415	2,386	2,921	17,503	(2,326)

Net income	$20,624	$22,866	$13,303	$11,934	$12,826	$43,490	$12,332

Net income per share: Basic	$0.22	$0.25	$0.16	$0.14	$0.15	$0.47	$0.15

Diluted	$0.22	$0.25	$0.16	$0.14	$0.15	$0.47	$0.15

-MORE-

BXS Announces Second Quarter Results

July 23, 2012

BancorpSouth, Inc.

Selected Loan Data

(Dollars in thousands)

(Unaudited)

	Quarter Ended
	Jun-12	Mar-12	Dec-11	Sep-11	Jun-11
LOAN AND LEASE PORTFOLIO:
Commercial and industrial	$1,497,678	$1,441,727	$1,473,728	$1,503,391	$1,526,686
Real estate
Consumer mortgages	1,904,420	1,937,997	1,945,190	1,966,124	1,971,499
Home equity	496,245	501,331	514,362	523,030	531,787
Agricultural	251,975	256,683	239,487	249,715	255,310
Commercial and industrial-owner occupied	1,288,887	1,287,542	1,301,575	1,329,644	1,366,734
Construction, acquisition and development	835,022	858,110	908,362	976,694	1,060,675
Commercial real estate	1,748,748	1,742,001	1,754,022	1,772,003	1,764,648
Credit cards	101,085	100,527	106,281	103,232	101,955
All other	608,335	612,005	627,304	632,072	635,259

Total loans	$8,732,395	$8,737,923	$8,870,311	$9,055,905	$9,214,553

ALLOWANCE FOR CREDIT LOSSES:
Balance, beginning of period	$181,777	$195,118	$199,686	$197,627	$198,333

Loans and leases charged off:
Commercial and industrial	(1,582)	(4,272)	(1,677)	(1,295)	(5,556)
Real estate
Consumer mortgages	(2,818)	(4,216)	(2,953)	(2,344)	(1,629)
Home equity	(536)	(851)	(1,667)	(1,712)	(1,391)
Agricultural	(386)	(96)	(110)	(2,345)	(373)
Commercial and industrial-owner occupied	(2,732)	(3,868)	(1,136)	(4,222)	(3,228)
Construction, acquisition and development	(9,560)	(11,394)	(10,539)	(7,697)	(16,783)
Commercial real estate	(3,260)	(2,809)	(6,858)	(4,467)	(1,597)
Credit cards	(588)	(562)	(706)	(760)	(725)
All other	(438)	(758)	(794)	(770)	(4,971)

Total loans charged off	(21,900)	(28,826)	(26,440)	(25,612)	(36,253)

Recoveries:
Commercial and industrial	1,040	1,542	446	348	589
Real estate
Consumer mortgages	438	323	263	485	220
Home equity	78	315	43	51	46
Agricultural	53	10	76	—	45
Commercial and industrial-owner occupied	1,514	351	100	99	21
Construction, acquisition and development	1,955	2,155	971	923	1,493
Commercial real estate	4,504	383	340	300	392
Credit cards	121	118	168	141	239
All other	267	288	215	212	262

Total recoveries	9,970	5,485	2,622	2,559	3,307

Net charge-offs	(11,930)	(23,341)	(23,818)	(23,053)	(32,946)

Provision charged to operating expense	6,000	10,000	19,250	25,112	32,240

Balance, end of period	$175,847	$181,777	$195,118	$199,686	$197,627

Average loans for period	$8,735,225	$8,791,542	$8,954,229	$9,138,414	$9,249,127

Ratio:
Net charge-offs to average loans (annualized)	0.55%	1.06%	1.06%	1.01%	1.42%

-MORE-

BXS Announces Second Quarter Results

July 23, 2012

BancorpSouth, Inc.

Selected Loan Data

(Dollars in thousands)

(Unaudited)

	Quarter Ended
	Jun-12	Mar-12	Dec-11	Sep-11	Jun-11
NON-PERFORMING ASSETS
NON-PERFORMING LOANS AND LEASES:
Nonaccrual Loans and Leases
Commercial and industrial	$13,156	$11,025	$12,260	$11,122	$9,337
Real estate
Consumer mortgages	35,660	46,562	47,878	44,100	34,174
Home equity	2,995	2,687	2,036	2,634	1,232
Agricultural	8,390	4,254	4,179	6,254	8,526
Commercial and industrial-owner occupied	26,957	32,842	33,112	26,977	26,387
Construction, acquisition and development	104,283	115,649	133,110	171,566	200,434
Commercial real estate	44,359	35,715	40,616	49,500	48,571
Credit cards	364	509	594	551	546
All other	4,082	3,984	3,013	1,775	1,869

Total nonaccrual loans and leases	$240,246	$253,227	$276,798	$314,479	$331,076

Loans and Leases 90+ Days Past Due, Still Accruing:
Commercial and industrial	$—	$10	$12	$1,846	$118
Real estate
Consumer mortgages	1,141	1,314	2,974	4,136	2,482
Home equity	—	—	—	134	242
Agricultural	—	—	—	131	—
Commercial and industrial-owner occupied	—	—	—	42	—
Construction, acquisition and development	—	—	—	290	432
Commercial real estate	—	—	—	106	19
Credit cards	324	228	299	257	299
All other	167	146	149	412	388

Total loans and leases 90+ days past due, still accruing	1,632	1,698	3,434	7,354	3,980

Restructured Loans and Leases, Still Accruing	25,071	30,311	42,018	40,966	44,786

Total non-performing loans and leases	266,949	285,236	322,250	362,799	379,842

OTHER REAL ESTATE OWNED:	143,615	167,808	173,805	162,686	151,204

Total Non-performing Assets	$410,564	$453,044	$496,055	$525,485	$531,046

Additions to Nonaccrual Loans and Leases During the Quarter	$41,121	$40,392	$39,474	$60,799	$50,427

Loans and Leases 30-89 Days Past Due, Still Accruing:
Commercial and industrial	$3,040	$4,809	$8,065	$9,759	$7,903
Real estate
Consumer mortgages	14,436	10,736	15,864	20,144	18,621
Home equity	1,311	2,248	2,037	2,066	2,916
Agricultural	471	663	339	1,485	2,901
Commercial and industrial-owner occupied	2,745	3,332	2,154	7,348	2,786
Construction, acquisition and development	2,062	2,431	2,714	4,469	4,939
Commercial real estate	1,288	2,104	3,292	5,136	4,091
Credit cards	673	686	802	851	785
All other	2,544	1,983	2,280	2,832	3,005

Total Loans and Leases 30-89 days past due, still accruing	$28,570	$28,992	$37,547	$54,090	$47,947

Credit Quality Ratios:
Provision for credit losses to average loans and leases (annualized)	0.27%	0.45%	0.86%	1.10%	1.39%
Allowance for credit losses to net loans and leases	2.01%	2.08%	2.20%	2.21%	2.14%
Allowance for credit losses to non-performing assets	42.83%	40.12%	39.33%	38.00%	37.21%
Allowance for credit losses to non-performing loans and leases	65.87%	63.73%	60.55%	55.04%	52.03%
Non-performing loans and leases to net loans and leases	3.06%	3.26%	3.63%	4.01%	4.12%
Non-performing assets to net loans and leases	4.70%	5.18%	5.59%	5.80%	5.76%

-MORE-

BXS Announces Second Quarter Results

July 23, 2012

BancorpSouth, Inc.

Selected Loan Data

(Dollars in thousands)

(Unaudited)

	Quarter Ended
	Jun-12	Mar-12	Dec-11	Sep-11	Jun-11
REAL ESTATE CONSTRUCTION, ACQUISITION AND DEVELOPMENT (“CAD”) PORTFOLIO:
Outstanding Balance
Multi-family construction	$2,378	$4,683	$2,138	$10,349	$19,116
One-to-four family construction	182,648	159,281	169,827	181,445	198,809
Recreation and all other loans	66,033	63,407	67,235	61,084	66,366
Commercial construction	112,929	122,173	130,124	140,570	160,834
Commercial acquisition and development	182,570	191,783	197,044	206,516	222,460
Residential acquisition and development	288,464	316,783	341,994	376,730	393,090

Total outstanding balance	$835,022	$858,110	$908,362	$976,694	$1,060,675

Nonaccrual CAD Loans
Multi-family construction	$—	$—	$1,067	$—	$9,174
One-to-four family construction	15,490	11,953	14,690	17,937	24,537
Recreation and all other loans	380	386	436	712	774
Commercial construction	4,318	3,702	5,235	10,159	16,618
Commercial acquisition and development	21,741	23,464	23,968	31,862	37,207
Residential acquisition and development	62,354	76,144	87,714	110,896	112,124

Total nonaccrual CAD loans	104,283	115,649	133,110	171,566	200,434

CAD Loans 90+ Days Past Due, Still Accruing:
Multi-family construction	—	—	—	—	—
One-to-four family construction	—	—	—	211	—
Recreation and all other loans	—	—	—	—	2
Commercial construction	—	—	—	—	—
Commercial acquisition and development	—	—	—	—	—
Residential acquisition and development	—	—	—	79	430

Total CAD loans 90+ days past due, still accruing	—	—	—	290	432

Restructured CAD Loans, Still Accruing
Multi-family construction	—	—	—	—	—
One-to-four family construction	793	799	318	321	1,697
Recreation and all other loans	842	847	852	24	24
Commercial construction	—	977	—	—	—
Commercial acquisition and development	260	2,975	433	1,415	1,415
Residential acquisition and development	4,048	106	446	410	2,274

Total restructured CAD loans, still accruing	5,943	5,704	2,049	2,170	5,410

Total Non-performing CAD loans	$110,226	$121,353	$135,159	$174,026	$206,276

CAD NPL as a % of Outstanding CAD Balance
Multi-family construction	—	—	49.9%	—	48.0%
One-to-four family construction	8.9%	8.0%	8.8%	10.2%	13.2%
Recreation and all other loans	1.9%	1.9%	1.9%	1.2%	1.2%
Commercial construction	3.8%	3.8%	4.0%	7.2%	10.3%
Commercial acquisition and development	12.1%	13.8%	12.4%	16.1%	17.4%
Residential acquisition and development	23.0%	24.1%	25.8%	29.6%	29.2%
Total CAD NPL as a % of outstanding CAD balance	13.2%	14.1%	14.9%	17.8%	19.4%

-MORE-

BXS Announces Second Quarter Results

July 23, 2012

BancorpSouth, Inc.

Selected Loan Data

(Dollars in thousands)

(Unaudited)

	June 30, 2012
	Pass	Special Mention	Substandard	Doubtful	Loss	Impaired	Total
LOAN PORTFOLIO BY INTERNALLY ASSIGNED GRADE:
Commercial and industrial	$1,426,787	$12,480	$46,512	$959	$34	$10,906	$1,497,678
Real estate
Consumer mortgages	1,720,260	29,254	132,775	4,748	302	17,081	1,904,420
Home equity	472,291	3,476	17,759	908	243	1,568	496,245
Agricultural	225,886	2,989	15,687	20	—	7,393	251,975
Commercial and industrial-owner occupied	1,158,082	25,740	83,048	276	28	21,713	1,288,887
Construction, acquisition and development	607,942	26,947	99,471	589	20	100,053	835,022
Commercial real estate	1,515,262	48,217	144,301	71	199	40,698	1,748,748
Credit cards	101,085	—	—	—	—	—	101,085
All other	572,073	18,060	16,425	803	9	965	608,335

Total loans	$7,799,668	$167,163	$555,978	$8,374	$835	$200,377	$8,732,395

	March 31, 2012
	Pass	Special Mention	Substandard	Doubtful	Loss	Impaired	Total
LOAN PORTFOLIO BY INTERNALLY ASSIGNED GRADE:
Commercial and industrial	$1,376,983	$6,449	$47,783	$4,159	$247	$6,106	$1,441,727
Real estate
Consumer mortgages	1,729,187	23,918	151,679	4,351	446	28,416	1,937,997
Home equity	476,300	2,793	19,626	754	275	1,583	501,331
Agricultural	229,865	1,936	21,763	20	—	3,099	256,683
Commercial and industrial-owner occupied	1,151,368	24,662	83,041	230	89	28,152	1,287,542
Construction, acquisition and development	601,396	22,939	121,556	956	—	111,263	858,110
Commercial real estate	1,491,021	47,535	171,891	72	—	31,482	1,742,001
Credit cards	100,527	—	—	—	—	—	100,527
All other	575,399	16,685	18,222	678	10	1,011	612,005

Total loans	$7,732,046	$146,917	$635,561	$11,220	$1,067	$211,112	$8,737,923

-MORE-

BXS Announces Second Quarter Results

July 23, 2012

BancorpSouth, Inc.

Selected Loan Data

(Dollars in thousands)

(Unaudited)

	As of
	Jun-12	Mar-12	Dec-11	Sep-11	Jun-11

Unpaid principal balance of impaired loans	$259,703	$266,483	$287,099	$342,839	$374,760
Cumulative charge-offs on impaired loans	59,326	55,371	52,176	62,950	71,103

Impaired nonaccrual loan and lease outstanding balance	200,377	211,112	234,923	279,889	303,657

Other non-accrual loans and leases not impaired	39,869	42,115	41,875	34,590	27,419

Total non-accrual loans and leases	$240,246	$253,227	$276,798	$314,479	$331,076

Allowance for impaired loans	23,939	25,546	39,708	38,657	46,810

Nonaccrual loans and leases, net of specific reserves	$216,307	$227,681	$237,090	$275,822	$284,266

Loans and leases 90+ days past due, still accruing	$1,632	$1,698	$3,434	$7,354	$3,980
Restructured loans and leases, still accruing	25,071	30,311	42,018	40,966	44,786

Total non-performing loans and leases	$266,949	$285,236	$322,250	$362,799	$379,842

Allowance for impaired loans	$23,939	$25,546	$39,708	$38,657	$46,810
Allowance for all other loans and leases	151,908	156,231	155,410	161,029	150,817

Total allowance for credit losses	$175,847	$181,777	$195,118	$199,686	$197,627

Outstanding balance of impaired loans	$200,377	$211,112	$234,923	$279,889	$303,657
Allowance for impaired loans	23,939	25,546	39,708	38,657	46,810

Net book value of impaired loans	$176,438	$185,566	$195,215	$241,232	$256,847

Net book value of impaired loans as a % of unpaid principal balance	68%	70%	68%	70%	69%

Coverage of other non-accrual loans and leases not impaired by the allowance for all other loans and leases	381%	371%	371%	466%	550%

Coverage of non-performing loans and leases not impaired by the allowance for all other loans and leases	228%	211%	178%	194%	198%

-MORE-

BXS Announces Second Quarter Results

July 23, 2012

BancorpSouth, Inc.

Geographical Information

(Dollars in thousands)

(Unaudited)

	June 30, 2012
	Alabama and Florida Panhandle	Arkansas	Mississippi	Missouri	Greater Memphis Area	Tennessee	Texas and Louisiana	Other	Total
LOAN AND LEASE PORTFOLIO:
Commercial and industrial	$57,950	$191,231	$340,454	$56,176	$17,036	$83,517	$248,738	$502,576	$1,497,678
Real estate
Consumer mortgages	104,590	266,625	748,850	44,442	83,380	161,013	448,735	46,785	1,904,420
Home equity	59,969	38,511	168,552	24,417	66,302	74,942	61,547	2,005	496,245
Agricultural	6,632	81,867	68,990	3,439	9,497	14,043	62,527	4,980	251,975
Commercial and industrial-owner occupied	116,744	159,231	454,193	81,542	90,680	89,351	250,432	46,714	1,288,887
Construction, acquisition and development	95,278	60,747	251,977	44,756	91,437	88,684	174,818	27,325	835,022
Commercial real estate	190,195	346,586	360,704	204,377	115,061	101,883	377,008	52,934	1,748,748
Credit cards	—	—	—	—	—	—	—	101,085	101,085
All other	30,890	86,350	190,620	6,852	56,187	49,481	95,729	92,226	608,335

Total loans	$662,248	$1,231,148	$2,584,340	$466,001	$529,580	$662,914	$1,719,534	$876,630	$8,732,395

CAD PORTFOLIO:
Multi-family construction	$—	$—	$10	$—	$—	$1,710	$658	$—	$2,378
One-to-four family construction	25,665	11,256	43,836	6,307	10,264	35,178	35,001	15,141	182,648
Recreation and all other loans	2,046	8,604	31,321	309	3,400	3,950	16,403	—	66,033
Commercial construction	13,688	5,383	44,714	2,519	7,801	8,649	28,439	1,736	112,929
Commercial acquisition and development	14,745	16,160	53,043	14,349	31,457	15,821	34,329	2,666	182,570
Residential acquisition and development	39,134	19,344	79,053	21,272	38,515	23,376	59,988	7,782	288,464

Total CAD loans	$95,278	$60,747	$251,977	$44,756	$91,437	$88,684	$174,818	$27,325	$835,022

NON-PERFORMING LOANS AND LEASES:
Commercial and industrial	$2,551	$1,167	$663	$3,938	$5	$145	$4,606	$524	$13,599
Real estate
Consumer mortgages	3,124	4,774	10,801	1,014	1,938	3,960	6,945	6,836	39,392
Home equity	1,038	34	446	144	478	464	387	4	2,995
Agricultural	—	5,314	952	1,294	1,041	244	—	1	8,846
Commercial and industrial-owner occupied	7,455	4,160	7,973	1,721	4,065	4,385	2,194	3	31,956
Construction, acquisition and development	18,342	1,476	8,152	12,418	26,503	13,776	24,623	4,936	110,226
Commercial real estate	9,723	2,846	9,879	19,139	3,804	3,727	2,392	485	51,995
Credit cards	—	—	—	—	—	—	—	2,861	2,861
All other	317	2,162	1,081	94	13	890	366	156	5,079

Total loans	$42,550	$21,933	$39,947	$39,762	$37,847	$27,591	$41,513	$15,806	$266,949

-MORE-

BXS Announces Second Quarter Results

July 23, 2012

BancorpSouth, Inc.

Selected Additional Information

(Dollars in thousands)

(Unaudited)

	June 30, 2012
	Alabama and Florida Panhandle	Arkansas	Mississippi	Missouri	Greater Memphis Area	Tennessee	Texas and Louisiana	Other	Total
OTHER REAL ESTATE OWNED:
Commercial and industrial	$564	$212	$—	$—	$814	$—	$—	$—	$1,590
Real estate
Consumer mortgages	2,457	469	2,612	—	2,334	1,402	188	2,470	11,932
Home equity	—	—	220	—	—	—	—	—	220
Agricultural	894	—	—	—	1,154	2,352	—	—	4,400
Commercial and industrial-owner occupied	554	448	2,337	76	1,814	163	149	246	5,787
Construction, acquisition and development	18,459	2,042	19,152	1,395	45,532	15,775	2,215	737	105,307
Commercial real estate	784	1,677	2,281	304	7,425	—	231	—	12,702
All other	47	60	243	116	1,177	—	2	32	1,677

Total loans	$23,759	$4,908	$26,845	$1,891	$60,250	$19,692	$2,785	$3,485	$143,615

	Quarter Ended
	Jun-12	Mar-12	Dec-11	Sep-11	Jun-11
OTHER REAL ESTATE OWNED:
Balance, beginning of period	$167,808	$173,805	$162,686	$151,204	$136,412
Additions to foreclosed properties
New foreclosed property	6,904	10,766	36,507	29,063	38,199
Reductions in foreclosed properties
Sales	(26,165)	(11,771)	(16,688)	(13,136)	(21,135)
Writedowns	(4,932)	(4,992)	(8,700)	(4,445)	(2,272)

Balance, end of period	$143,615	$167,808	$173,805	$162,686	$151,204

FORECLOSED PROPERTY EXPENSE
Loss (gain) on sale of other real estate owned	$2,708	$770	$711	$16	$(140)
Writedown of other real estate owned	4,932	4,992	8,700	4,445	2,272
Other foreclosed property expense	2,572	2,647	1,422	1,655	1,633

Total foreclosed property expense	$10,212	$8,409	$10,833	$6,116	$3,765

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BXS Announces Second Quarter Results

July 23, 2012

BancorpSouth, Inc.

Noninterest Revenue and Expense

(Dollars in thousands)

(Unaudited)

	Quarter Ended
	Jun-12	Mar-12	Dec-11	Sep-11	Jun-11
NONINTEREST REVENUE:
Mortgage lending	$11,040	$15,142	$8,928	$(1,443)	$2,003
Credit card, debit card and merchant fees	7,787	7,523	7,783	12,981	11,263
Service charges	13,697	15,116	17,412	17,334	16,556
Trust income	3,139	2,282	3,348	2,854	2,850
Securities gains, net	177	74	18	2,047	10,045
Insurance commissions	22,964	23,153	19,416	22,012	22,941
Annuity fees	635	642	382	552	1,094
Brokerage commissions and fees	1,779	1,438	1,215	1,627	1,437
Bank-owned life insurance	1,812	2,613	2,007	1,734	2,223
Other miscellaneous income	3,438	4,377	4,826	2,357	4,732

Total noninterest revenue	$66,468	$72,360	$65,335	$62,055	$75,144

NONINTEREST EXPENSE:
Salaries and employee benefits	$77,661	$74,931	$70,512	$71,851	$70,142
Occupancy, net of rental income	10,487	10,066	10,315	11,144	10,232
Equipment	5,124	5,333	5,108	5,346	5,595
Deposit insurance assessments	3,994	5,383	5,674	3,781	6,436
Prepayment penalty on FHLB borrowings	—	—	—	—	9,778
Advertising	902	841	1,778	1,140	1,291
Foreclosed property expense	10,212	8,409	10,833	6,116	3,765
Telecommunications	2,023	2,206	2,110	2,097	2,036
Public relations	1,355	1,466	1,244	1,415	1,554
Data processing	2,444	2,764	2,398	2,614	2,365
Computer software	1,786	1,803	1,892	1,863	1,899
Amortization of intangibles	742	763	813	823	833
Legal	981	2,216	3,947	1,467	1,158
Postage and shipping	1,033	1,255	1,163	1,182	1,171
Other miscellaneous expense	17,762	18,244	18,069	19,859	18,814

Total noninterest expense	$136,506	$135,680	$135,856	$130,698	$137,069

INSURANCE COMMISSIONS:
Property and casualty commissions	$16,894	$14,430	$14,033	$16,226	$16,527
Life and health commissions	4,681	4,724	4,024	4,359	4,301
Risk management income	618	655	597	703	596
Other	771	3,344	762	724	1,517

Total insurance commissions	$22,964	$23,153	$19,416	$22,012	$22,941

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BXS Announces Second Quarter Results

July 23, 2012

BancorpSouth, Inc.

Selected Additional Information

(Dollars in thousands)

(Unaudited)

	Quarter Ended
	Jun-12	Mar-12	Dec-11	Sep-11	Jun-11
MORTGAGE SERVICING RIGHTS:
Fair value, beginning of period	$35,668	$30,174	$29,159	$39,455	$42,306
Additions to mortgage servicing rights:
Originations of servicing assets	4,076	3,525	3,754	3,127	2,380
Changes in fair value:
Due to payoffs/paydowns	(1,737)	(1,726)	(1,745)	(1,745)	(1,390)
Due to change in valuation inputs or assumptions used in the valuation model	(3,837)	3,697	(991)	(11,676)	(3,839)
Other changes in fair value	(3)	(2)	(3)	(2)	(2)

Fair value, end of period	$34,167	$35,668	$30,174	$29,159	$39,455

MORTGAGE LENDING REVENUE:
Production revenue:
Origination	$13,119	$9,720	$8,308	$8,688	$4,066
Servicing	3,495	3,451	3,356	3,290	3,166
Payoffs/Paydowns	(1,737)	(1,726)	(1,745)	(1,745)	(1,390)

Total production revenue	14,877	11,445	9,919	10,233	5,842
Market value adjustment	(3,837)	3,697	(991)	(11,676)	(3,839)

Total mortgage lending revenue (loss)	$11,040	$15,142	$8,928	$(1,443)	$2,003

AVAILABLE-FOR-SALE SECURITIES, at fair value
U.S. Government agencies	$1,481,060	$1,578,441	$1,501,243	$1,497,456	$1,599,231
Government agency issued residential mortgage-back securities	360,489	385,146	404,610	420,689	430,402
Government agency issued commercial mortgage-back securities	35,895	31,647	34,599	34,475	31,627
Obligations of states and political subdivisions	577,629	568,642	563,520	519,431	486,653
Other	7,758	9,659	9,546	9,504	12,911

Total available-for-sale securities	$2,462,831	$2,573,535	$2,513,518	$2,481,555	$2,560,824

-MORE-

BXS Announces Second Quarter Results

July 23, 2012

BancorpSouth, Inc.

Average Balances, Interest Income and Expense,

and Average Yields and Rates

(Dollars in thousands)

(Unaudited)

	Quarter Ended June 30, 2012
(Taxable equivalent basis)	Average Balance	Interest	Yield/ Rate
ASSETS
Loans, loans held for sale, and leases net of unearned income	$8,812,867	$109,260	4.99%
Available-for-sale securities:
Taxable	2,068,725	10,298	2.00%
Tax-exempt	452,207	6,478	5.76%
Short-term investments	574,624	383	0.27%

Total interest earning assets and revenue	11,908,423	126,419	4.27%
Other assets	1,295,017
Less: allowance for credit losses	(185,209)

Total	$13,018,231

LIABILITIES AND SHAREHOLDERS’ EQUITY
Deposits:
Demand - interest bearing	$4,769,340	$4,184	0.35%
Savings	1,074,912	691	0.26%
Other time	2,815,753	10,275	1.47%
Short-term borrowings	376,545	85	0.09%
Junior subordinated debt	160,312	2,879	7.22%
Long-term debt	33,500	349	4.19%

Total interest bearing liabilities and expense	9,230,362	18,463	0.80%
Demand deposits - noninterest bearing	2,248,914
Other liabilities	135,222

Total liabilities	11,614,498
Shareholders’ equity	1,403,733

Total	$13,018,231

Net interest revenue		$107,956

Net interest margin			3.65%
Net interest rate spread			3.47%
Interest bearing liabilities to interest earning assets			77.51%

Net interest tax equivalent adjustment		$3,215

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BXS Announces Second Quarter Results

July 23, 2012

BancorpSouth, Inc.

Average Balances, Interest Income and Expense,

and Average Yields and Rates

(Dollars in thousands)

(Unaudited)

	Quarter Ended March 31, 2012
(Taxable equivalent basis)	Average Balance	Interest	Yield/ Rate
ASSETS
Loans, loans held for sale, and leases net of unearned income	$8,852,792	$110,407	5.02%
Available-for-sale securities:
Taxable	2,058,859	11,272	2.20%
Tax-exempt	449,082	6,547	5.86%
Short-term investments	603,988	401	0.27%

Total interest earning assets and revenue	11,964,721	128,627	4.32%
Other assets	1,325,795
Less: allowance for credit losses	(202,158)

Total	$13,088,358

LIABILITIES AND SHAREHOLDERS’ EQUITY
Deposits:
Demand - interest bearing	$4,960,060	$4,449	0.36%
Savings	1,027,611	714	0.28%
Other time	2,916,910	11,291	1.56%
Short-term borrowings	359,690	83	0.09%
Junior subordinated debt	160,312	2,879	7.22%
Long-term debt	33,500	349	4.19%

Total interest bearing liabilities and expense	9,458,083	19,765	0.84%
Demand deposits - noninterest bearing	2,139,371
Other liabilities	127,195

Total liabilities	11,724,649
Shareholders’ equity	1,363,709

Total	$13,088,358

Net interest revenue		$108,862

Net interest margin			3.66%
Net interest rate spread			3.48%
Interest bearing liabilities to interest earning assets			79.05%

Net interest tax equivalent adjustment		$3,252

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BXS Announces Second Quarter Results

July 23, 2012

BancorpSouth, Inc.

Average Balances, Interest Income and Expense,

and Average Yields and Rates

(Dollars in thousands)

(Unaudited)

	Quarter Ended December 31, 2011
(Taxable equivalent basis)	Average Balance	Interest	Yield/ Rate
ASSETS
Loans, loans held for sale, and leases net of unearned income	$9,022,010	$114,094	5.02%
Available-for-sale securities:
Taxable	2,083,983	11,891	2.26%
Tax-exempt	425,960	6,396	5.96%
Short-term investments	386,405	253	0.26%

Total interest earning assets and revenue	11,918,358	132,634	4.42%
Other assets	1,336,426
Less: allowance for credit losses	(208,005)

Total	$13,046,779

LIABILITIES AND SHAREHOLDERS’ EQUITY
Deposits:
Demand - interest bearing	$4,714,059	$4,737	0.40%
Savings	975,892	746	0.30%
Other time	3,078,376	13,104	1.69%
Short-term borrowings	432,539	95	0.09%
Junior subordinated debt	160,312	2,871	7.11%
Long-term debt	33,500	350	4.15%

Total interest bearing liabilities and expense	9,394,678	21,903	0.92%
Demand deposits - noninterest bearing	2,248,904
Other liabilities	134,292

Total liabilities	11,777,874
Shareholders’ equity	1,268,905

Total	$13,046,779

Net interest revenue		$110,731

Net interest margin			3.69%
Net interest rate spread			3.49%
Interest bearing liabilities to interest earning assets			78.83%

Net interest tax equivalent adjustment		$3,241

-MORE-

BXS Announces Second Quarter Results

July 23, 2012

BancorpSouth, Inc.

Average Balances, Interest Income and Expense,

and Average Yields and Rates

(Dollars in thousands)

(Unaudited)

	Quarter Ended September 30, 2011
(Taxable equivalent basis)	Average Balance	Interest	Yield/ Rate
ASSETS
Loans, loans held for sale, and leases net of unearned income	$9,200,439	$115,605	4.99%
Available-for-sale securities:
Taxable	2,123,772	13,283	2.48%
Tax-exempt	405,710	6,354	6.21%
Short-term investments	309,146	203	0.26%

Total interest earning assets and revenue	12,039,067	135,445	4.46%
Other assets	1,340,797
Less: allowance for credit losses	(205,209)

Total	$13,174,655

LIABILITIES AND SHAREHOLDERS’ EQUITY
Deposits:
Demand - interest bearing	$4,789,462	$5,323	0.44%
Savings	957,871	828	0.34%
Other time	3,246,332	14,837	1.81%
Short-term borrowings	458,199	112	0.10%
Junior subordinated debt	160,312	2,861	7.08%
Long-term debt	34,984	361	4.09%

Total interest bearing liabilities and expense	9,647,160	24,322	1.00%
Demand deposits - noninterest bearing	2,147,707
Other liabilities	127,973

Total liabilities	11,922,840
Shareholders’ equity	1,251,815

Total	$13,174,655

Net interest revenue		$111,123

Net interest margin			3.66%
Net interest rate spread			3.46%
Interest bearing liabilities to interest earning assets			80.13%

Net interest tax equivalent adjustment		$3,048

-MORE-

BXS Announces Second Quarter Results

July 23, 2012

BancorpSouth, Inc.

Average Balances, Interest Income and Expense,

and Average Yields and Rates

(Dollars in thousands)

(Unaudited)

	Quarter Ended June 30, 2011
(Taxable equivalent basis)	Average Balance	Interest	Yield/ Rate
ASSETS
Loans, loans held for sale, and leases net of unearned income	$9,293,831	$118,284	5.10%
Held-to-maturity securities:
Taxable	887,767	5,143	2.32%
Tax-exempt	209,795	3,523	6.74%
Available-for-sale securities:
Taxable	1,432,822	10,485	2.94%
Tax-exempt	176,898	2,879	6.53%
Short-term investments	226,638	160	0.28%

Total interest earning assets and revenue	12,227,751	140,474	4.61%
Other assets	1,350,777
Less: allowance for credit losses	(212,968)

Total	$13,365,560

LIABILITIES AND SHAREHOLDERS’ EQUITY
Deposits:
Demand - interest bearing	$4,977,764	$6,040	0.49%
Savings	941,169	810	0.35%
Other time	3,418,741	16,284	1.91%
Short-term borrowings	425,666	155	0.15%
Junior subordinated debt	160,312	2,860	7.16%
Long-term debt	89,395	1,174	5.27%

Total interest bearing liabilities and expense	10,013,047	27,323	1.09%
Demand deposits - noninterest bearing	2,018,197
Other liabilities	112,035

Total liabilities	12,143,279
Shareholders’ equity	1,222,281

Total	$13,365,560

Net interest revenue		$113,151

Net interest margin			3.71%
Net interest rate spread			3.51%
Interest bearing liabilities to interest earning assets			81.89%

Net interest tax equivalent adjustment		$3,239

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BXS Announces Second Quarter Results

July 23, 2012

BancorpSouth, Inc.

Reconciliation of Non-GAAP Measures

(Dollars in thousands)

(Unaudited)

Reconciliation of Tangible Assets and Tangible Shareholders’ Equity to Total Assets and Total Shareholders’ Equity (*):

	June 30,		March 31,
	2012	2011	2012

Tangible assets
Total assets	$13,147,818	$13,367,050	$13,307,572
Less: Goodwill	271,297	271,297	271,297
Other identifiable intangible assets	15,108	18,249	15,850

Total tangible assets	$12,861,413	$13,077,504	$13,020,425

Tangible shareholders’ equity
Total shareholders’ equity	$1,418,311	$1,246,703	$1,392,199
Less: Goodwill	271,297	271,297	271,297
Other identifiable intangible assets	15,108	18,249	15,850

Total tangible shareholders’ equity	$1,131,906	$957,157	$1,105,052

Tangible shareholders’ equity to tangible assets	8.80%	7.32%	8.49%

(*)	BancorpSouth, Inc. utilizes the ratio of tangible shareholders’ equity to tangible assets when evaluating the performance of the Company. Tangible shareholders’ equity is defined by the Company as total shareholders’ equity less goodwill and other identifiable intangible assets. Tangible assets are defined by the Company as total assets less goodwill and other identifiable intangible assets. Management believes the ratio of tangible shareholders’ equity to tangible assets is important to investors who are interested in evaluating the adequacy of the Company’s capital levels.

-END-